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                                                                   EXHIBIT 10.25

ANNEX I


                            WARRANT AGENCY AGREEMENT


                           Dated as of August 8, 1997


                             BITWISE DESIGNS, INC.


                                      AND


                               BANCA DEL GOTTARDO


                               as Standing Agent


WARRANT AGENCY AGREEMENT dated as of August 8, 1997 between BITWISE DESIGNS, INC., a Delaware corporation (the "Company\-"), and Banca del Gottardo of Lugano, Switzerland, as Warrant Agent (the "Warrant Agent") and as Standing Agent (the "Standing Agent").

                                   WITNESSETH:

WHEREAS, the Company proposed to issue Warrants as hereinafter described (the "Warrants") (the certificate representing the Warrants being referred to herein as the "Warrant Certificate"), in connection with the sale by the Company to issue USD 4'000'000.-- principal amount of 8% Convertible Notes due August 11, 2002 (the "Notes"), one warrant entitling to acquire against consideration initially one share of Common Stock par value of USD 0.001 per Share of the Company (the "Common Stock").

WHEREAS, the Board of Directors of the Company has duly authorized the issuance of the Warrants and the shares issuable upon exercise thereof;

WHEREAS, the Company desires to provide for the issuance of the Warrants and to provide herein for certain terms and provisions of the Warrants more fully then is set forth in the Warrants Certificate, and

WHEREAS, the Company desires the Standing Agent and the Warrants Agent to act on behalf of the Company, and the Standing Agent and the Warrant Agent are willing so to act, in connection with the issuance of Warrants and other matters as provided herein;


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NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the Warrant Certificate and the respective rights and obligations thereunder of the Company, the holders of the Warrants and the Standing Agent and Warrant Agent, the parties hereto agree as follows:

                                    SECTION 1

Definitions

In addition to the definitions set forth elsewhere herein. as used herein:

"Deposit Date" shall have the meaning assigned to it in the Terms of Warrants, as appropriate.

"Holder" shall mean the person depositing the Warrant Certificate with the Warrant Certificate with the Warrant Agent or Sub-Warrant Agent pursuant to
Section 4.

"Termination Date" shall mean 12.00 Noon. Lugano Time, August 11, 2002.

"Terms of Warrants" shall refer to Annex E of the Note and Warrant Purchase, Paying and Conversion/Exercise Agency Agreement dated August 8, 1997 made by and between the Company and Banca del Gottardo.

                                    SECTION 2

Appointment of Standing Agent and Warrant Agent

The Company hereby appoints the Standing Agent and the Warrant Agent to act as agents for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Standing Agent and Warrants Agent hereby accept such appointments, upon the terms and conditions hereinafter set forth. The Company may at any time send a representative to count the securities before they are delivered to investors.

                                    SECTION 3

Number, Form and Execution of Warrant Certificates

The number of Warrant Certificates is limited in each case to 400'000. The Warrant Certificate shall be in bearer form substantially in the form of Annex F of the Note and Warrant Purchase. Paying and Conversion/Exercise Agency Agreement dated August 8, 1997 made by and between the Company and Banca del Gottardo (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of


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identification or designation, and such legends, summaries or endorsements, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto.

The Warrant Certificate shall be signed on behalf of the Company by its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificate may be in the form of a facsimile signature of the President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificate. The Company, the Standing Agent and the Warrant Agent may deem and treat the Holder(s) of the Warrants as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereto any distribution to the Holder(s) thereof, and for all other purpose, and neither the Company, the Standing Agent nor the Warrant Agent shall be affected by any notice to the contrary.


                                    SECTION 4

Exercise; No Fractional Shares

(a) The provisions of Sections 3 and 7 of the Terms of the Warrants are incorporated herein.

(b) On the Deposit Date, the Warrant Agent shall give notice of the individual exercise of the Warrants in the form as annexed hereto as
         Exhibit 2 to the Standing Agent.

(c) Upon surrender of a Warrant Certificate, and payment of the Exercise Price, the Standing Agent shall thereupon (i) transfer the Exercise Price to the Company according to the Company 5 standing instructions,
         (ii) promptly requisition. from the transfer agent of the Common Stock of the Company, one or more certificates for the number of shares to be purchased, and (iii) promptly after receipt of such certificate or certificates for shares, cause the same to be delivered in accordance with the instructions of the Holder of such Warrant Certificate together with a check in payment for any fraction of a share. The Company irrevocably authorizes the Standing Agent to make all such requests for shares and the transfer agent or transfer agents for the Common Stock of the Company to comply with all such requests.


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                                    SECTION 5

Authorization; Reservation of Shares; Listing; Reports to Warrantholders, etc.

The provisions of Section 4 of the Terms of Warrants are incorporated herein.

                                    SECTION 6

Loss or Mutilation

The provisions of Section II of the Terms of Warrants are incorporated herein.

                                    SECTION 7

Adjustment of Exercise Price and Number of Share Deliverable

The provisions of Section 5 of the Terms of Warrants are incorporated herein.


                                    SECTION 8

Concerning the Standing Agent and the Warrant Agent

1. The Standing Agent and the Warrant Agent act hereunder solely as agents for the Company and each of its shall be determined solely by the provisions hereof. The Standing Agent and the by delivering Warrant Agent shall not. g the Warrant Certificate or by any other act hereunder, be deemed to make any representations as to the validity. of this Warrant Agency Agreement (except its valid execution) or the validity. or value or authorization of the Warrant Certificate or Warrants represented thereby or of any shares or other property delivered upon exercise of any Warrants or whether any such shares or other shares are fully paid and non-assessable. The Standing Agent and the Warrant Agent shall not at any time be under any duty or responsibility to any Holder of the Warrants to make or cause to be made any adjustment of the Exercise Price or any adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants provided in this Agreement. or to determine whether any fact exists which may require any such adjustment. or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same Each shall not (i) be liable for the correctness of any recital or statement of fact contained herein or in the Warrant Certificate or for any action taken, suffered, or omitted by them in reliance on any Warrant Certificate or other document or instrument believed by them in good faith to be genuine and to have been signed, sent or presented by the proper party or


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parties. (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificate. or (iii) be liable for any act or omission in connection with this Agreement except for their own negligence or wilful misconduct

2. The Standing Agent or the Warrant Agent may at any time consult with counsel satisfactory to them (who may be counsel to the Company) and shall incur no liability or responsibility to the Company or to any Holder of any Warrant or any other person or corporation for any action taken. suffered or omitted by them in good faith in accordance with the opinion or advice of such counsel.

3. Any notice, statement. instruction. request. direction, order, election or demand of the Company shall be sufficiently. evidenced by an instrument signed by its President, any of its Vice Presidents, its Secretary, any of its Assistant Secretaries or its Treasurer (unless other evidence in respect thereof is herein specifically prescribed). The Standing Agent or the Warrant Agent shall not be liable for any action taken. suffered or omitted by them in accordance with such notice, statement, instruction. request, direction. order or demand believed b the Standing Agent or Warrant Agent to be genuine and to have been signed. sent or presented by the proper party or parties.

4. The Company agrees to pay the Standing Agent and the Warrant Agent reasonable compensation for each of its services hereunder and to reimburse it for all expenses (e.g. telex, cable, postage, telephone, etc.), including counsel fees, taxes and governmental charges and other charges of any kind and nature. incurred by the Standing Agent and the Warrant Agent. In consideration for the services rendered by the Warrant Agent. the Company undertakes to pay upon demand to the Warrant Agent in USD a commission which is USD -.10 for each Common Stock Warrant exercised.

5. The Company further agrees to indemnity the Standing Agent or the Warrant Agent and save each of them harmless against any and all losses. expenses and liabilities, including judgments. costs and counsel fees, for any thing done or omitted by the Standing Agent or Warrant Agent in the execution of their duties and powers hereunder, except losses, expenses and liabilities arising as a result of the Standing Agent's or the Warrant Agent's negligence or willful misconduct. The Company will not be liable for any Swiss taxes that may be payable for or in respect of the deposit or surrender of the Warrants. or the issue and delivery of shares or the surrender of the Warrants.

6. Neither Banca del Gottardo nor the Warrantholders shall have any obligation to pay to the Standing Agent and Stock Transfer Agent any commission, fees. costs or charges in connection vith


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the exercise of Warrants and the making available of the respective Shares as provided hereafter.

7. The Standing Agent or the Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Standing Agent's ovn negligence or willful misconduct). after giving thirty days' prior written notice to the Company. At least fifteen days prior to the date such resignation is to become effective, the Standing Agent or the Warrant Agent shall cause a copy of such notice of resignation to be published in the manner set forth in Section 10. Upon such resignation, the Company shall appoint in writing a new Standing Agent or Warrant Agent and if the Company shall fail to make - 80 - such appointment within a period of thirty days after it has notified in writing of such resignation by the resigning Standing Agent or Warrant Agent. then the Holders of any Warrant may apply to any court of competent jurisdiction for the appointment of such successor Standing Agent or Warrant Agent and if such successor Standing Agent or the Warrant Agent shall be carried out by the Company pending such appointment.

After acceptance in writing of such appointment by the successor Standing Agent or Warrant Agent is received by the Company. such successor Standing Agent or Warrant Agent shall be vested with the same powers, rights. duties and responsibilities


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as if it had been originally named herein as the Standing Agent or the Warrant
Agent, without any further assurance, conveyance, act or deed. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Standing Agent or Warrant Agent and shall cause a copy of such notice to be published in the manner set forth in Section 10. Any corporation into which the Standing Agent or the Warrant Agent or any successor Standing Agent or Warrant Agent may be converted or merged or any corporation resulting from any consolidation succeeding to the corporate trust business of the Standing Agent or the Warrant Agent, shall be a successor Standing Agent or Warrant Agent under this Agreement without any further act. Any such successor Standing Agent or Warrant Agent shall promptly cause notice of its succession as Standing Agent or Warrant Agent to be mailed to the Company and notice published in the manner set forth in Section 10.

The Warrant Agent, its subsidiaries and affiliates. and any of its officers, directors, stockholders, or employees may buy and hold or sell Warrants or other securities of the Company and otherwise deal \ith the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Standing Agent or the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                                    SECTION 9

                            Modification of Agreement


The Standing Agent, the Warrant Agent and the Company may, by supplemental agreement, make any changes or corrections in this Agreement that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provisions or manifest mistake or error herein contained.


                                   SECTION 10

                                     Notices


The provisions of Section 12 of the Terms of Warrants are incorporated herein.

                                   SECTION 11

                                  Governing Law


The provisions of Section 13 of the Terms of Warrants are


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incorporated herein.


                                   SECTION 12

                               Persons Benefiting

This Agreement shall be binding upon and inure to the benefit of the Company, the Standing Agent, the Warrant Agent and their respective successor and assigns, and. to the extent that the provisions hereof are incorporated in the Warrants by the terms thereof, shall be binding upon and shall inure to the benefit of the Holders form time to time of the Warrants, and their respective successor and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person or corporation any legal or equitable remedy, or claim or to impose upon any other persons any duty, liability or obligation.


                                   SECTION 13

                                     Notices


All notices required under this Agreement shall be deemed to have been duly given if sent by cable, telex or facsimile transmission (confirmed in writing, sent by registered airmail) to the following addresses:

If to the Company:

BITWISE DESIGNS, INC
Building 50, Rotterdam Industrial Park
Duanesburg Rd., Route 7
Schenectady, N.Y. 12306. U.S.A.

Attention:        Chief Financial Officer
Facsimile:        (518) 356 9749


If to the Warrant Agent and to the Standing Agent:

BANCA DEL GOTTARDO
Viale Stefano Franscini 8
6901 Lugano, Switzerland

Attention:        New Issue Department
Telex:            841 052
Facsimile:        01141918081843

or to such other address as at the party receiving the notice shall nave notified to the other party in writing. Such cable,


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telex or facsimile transmission notice shall be deemed to have been duly given at the time of dispatch. Any party receiving a notice by cable, telex or facsimile transmission will be protected by relying upon the cabled, telexed or transmitted notice even though such notice is not subsequently confirmed in writing.

                                   SECTION 14

                              Descriptive Headings

The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


                                   SECTION 15

                                   Termination


This Agreement shall terminate on the Termination Date of Warrants. subject to completion of actions taken on or prior thereto pursuant to this Agreement, or on any earlier date if all the Warrants have been exercised.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    BITWISE DESIGNS, INC.


                                    By: ________________________


                                    Its: _________________________


                                    BANCA DEL GOTTARDO
                                    As Warrant Agent and Standing Agent


                                    By: _________________________


                                    Its: ___________________________


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